SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 of 15 (d) of the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) May 10, 2001


                          Acrodyne Communications, Inc.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-24886               11-3067564
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 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


     10706 Beaver Dam Road, Cockeysville, Maryland            21030
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       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code (410) 568-1629.


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ITEM 5.   OTHER EVENTS.

The position of Senior Vice President and Chief Financial Officer was eliminated as of May 8, 2001.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ACRODYNE COMMUNICATONS, INC.
                                                      (Registrant)



                                            By:   /s/ Nathaniel Ostroff
                                            ------------------------------------
                                            Nathaniel Ostroff, Chairman of the
                                            Board of Directors, Chief Executive
                                            Officer and Interim President








Dated:    May 10, 2001